Exhibit 99.1

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CONFIDENTIAL	[LOGO]

Safe Harbor Language

Statements in this presentation relating to matters that are not historical facts are forward- looking statements. These forward- looking statements are just predictions or expectations and are subject to risks and uncertainties. Actual results could differ materially, based on factors including but not limited to future global economic conditions, further increases in raw material and/ or energy costs, access to capital markets, industry production capacity and operating rates, the supply/demand balance for the products produced by the Company and its joint ventures, competitive products and pricing pressures, technological developments, changes in governmental regulations and other risk factors.

Today’s Speaker

Seifi Ghasemi

Chairman & CEO

•                  Chairman and CEO of Rockwood Specialties since November 2001

•                  Previously member of Board of Directors of GKN plc, a $6 billion British public company

•                  Chairman and CEO of GKN’s Powder Metallurgy business

•                  Prior to GKN, for 18 years, was with the BOC Group plc, a $7 billion global industrial gas company. Served on the Board of Directors of The BOC Group plc and President and CEO of BOC Gases, Americas and Chairman and CEO of BOC Process Plants

•                  Earned an M.Sc. in Mechanical Engineering from Stanford University

Agenda

•                  Introduction

•                  Company Highlights

•                  Business Overview

•                  The Way Forward

Rockwood at a Glance

•                  2003 Pro Forma Net Sales: $2.4 billion

•                  Estimated 2003 Pro Forma Adjusted EBITDA: $470(1) million (excluding synergies)

•                  Estimated Pro Forma Adjusted EBITDA Margin: 20%

•                  Worldwide Operations in 31 Countries

•                  Close to 100 Manufacturing Facilities

•                  10,000 Employees

(1) Based on management estimates, as set forth in Form 8- K filed on April 26, 2004. Assumes exchange rate of 1.19 $/ €.

Introduction

•                  Rockwood is a leading specialty chemicals and advanced materials company with 2003 pro forma net sales and estimated pro forma Adjusted EBITDA of $2.4 billion and $470(1) million (excluding synergies), respectively

•                  On July 31, 2004, Rockwood completed the acquisition of four businesses of Dynamit Nobel from mg technologies ag

•                  Cash purchase price of $2,310(2) million (€ 1,922 million)

•                  Rockwood was supported in this transaction by its existing majority shareholder, Kohlberg Kravis Roberts, and by CSFB Private Equity, with a total new cash equity investment of approximately $425 million

•                  Together with the roll- over equity of $313 million constitutes $738 million of total equity

(1) Based on management estimates, as set forth in Form 8- K filed on April 26, 2004. Assumes exchange rate of 1.19 $/ €.

(2) Based on exchange rate of 1.2018 $/€ as of 7/ 31/ 04.

•                  The transaction was financed by approximately $1.45 billion of term loans under a Senior Secured Credit Facility, approximately $850 million Senior Subordinated Term Loan Facility and approximately $162 million in assumed debt

•                  The acquisition financing includes a mix of dollar and euro denominated debt, in order to match debt and cash flow

•                  Pro forma for the transaction, management will have meaningful equity ownership in the company

Rockwood Business Segments

[LOGO]

Performance Additives	Specialty Compounds	Electronics	Specialty Chemicals	Pigments	Advanced Ceramics	Custom Synthesis

% of 2003 Pro Forma Net Sales

20%	8%	6%	27%	15%	12%	12%

Performance Additives

[GRAPHIC]	[GRAPHIC]

[GRAPHIC]	[GRAPHIC]

Specialty Compounds

[GRAPHIC]

Electronics

[GRAPHIC]	[GRAPHIC]

[GRAPHIC]

Specialty Chemicals

[GRAPHIC]	[GRAPHIC]

Lithium / Base Chemicals	Surface Treatment Chemicals

Pigments

[GRAPHIC]

TiO2

Advanced Ceramics

[LOGO]

Custom Synthesis

[GRAPHIC]

Company Highlights

Company Highlights

•                  Well diversified portfolio of world- class specialty chemicals and advanced materials businesses with strong margins and stable cash flow generation

•                  Leading market positions and strong niche businesses protected by significant barriers to entry

•                  Significant scale, geographic and end-market diversity

•                  Limited exposure to raw materials and energy prices

•                  Diversified customer base

•                  Stable performance through the economic cycle

•                  Opportunity for organic growth and bolt- on acquisitions

Diversified Portfolio of World- Class Businesses

Pro Forma 2003 Net Sales by Geography

[CHART]

Pro Forma 2003 Net Sales by End Market

[CHART]

Market Leadership Across All Businesses Protected by Significant Barriers to Entry

BUSINESS	SEGMENT	POSITION
Synthetic Iron Oxide Pigments	Performance Additives	Top 3 Globally
Wood Preservation Chemicals	Performance Additives	Top 3 in North America
Pool & Spa Chemicals	Performance Additives	#2 in U.S.
Thermoplastics Compounding	Specialty Compounds	#1 in North America
Wafer Refurbishment Services	Electronics	Leading Producer in U.S. & Europe
Printed Circuit Boards	Electronics	Leading Producer in North America & Taiwan
Lithium	Specialty Chemicals	#1 Globally
Metal Surface Treatment	Specialty Chemicals	#2 Globally
Synthetic Metal Sulfides	Specialty Chemicals	Leading Producer Globally
Anatase Titanium Dioxide	Pigments	Leading Producer Globally
Titanium Dioxide nano-particles	Pigments	Leading Producer Globally
Zinc and Barium– based Pigments	Pigments	Leading Producer Globally
Cutting Tools	Advanced Ceramics	#1 in Europe
Medical Ceramics	Advanced Ceramics	#1 Globally in ceramic-on-ceramic material for hip-joint prostheses
Hazardous Chemistry	Custom Synthesis	Global Leader
Chiral Technologies	Custom Synthesis	Global Leader

Limited Exposure to Raw Materials

RAW MATERIAL	SEGMENT	% OF NET SALES
Titanium-bearing slag	Pigments – TiO2	~3%
Iron oxide	Performance Additives – Pigments	~1
PVC	Specialty Compounds	<1
Chromic acid	Timber Treatment Chemicals	<1
Lithium metal	Specialty Chemicals	<1
Polysulfide	Specialty Chemicals	<1
Quat	Clay-based Additives	<1
Plasticizers	Specialty Compounds	<1
THITHI	Custom Synthesis	<1
Lithium chloride	Specialty Chemicals	<1
Total Top 10		~8%

Industry-Leading Margins

Chemicals Industry – 2003 Adjusted EBITDA Margin

[CHART]

Source: Company filings and Company estimates.

Note: Rockwood margin based on management estimated pro forma AdjustedEBITDA as presented in Form 8-K filing dated April 26, 2004.

Significant Enterprise Value Supported by Well-Invested Diversified Asset Base

•                  Global footprint

•                  Close to 100 facilities in 31 countries

•                  Well-invested asset base

Business Overview

Business Overview – Performance Additives

Pigments

•                  One of the three leading global producers, with growth driven by:

•                  Increased use of color in construction

•                  W.R. Grace joint marketing agreement

•                  Increased installed base in Granumat and Chameleon Systems

Clay-Based Additives

•                  A leader in the development and production of specialty clay-based rheological additives

Timber Treatment Chemicals

•                  One of the three leading producers in North America, with growth driven by:

•                  Adoption rate of ACQ in North America

•                  Commercialization of new wood preservative products for composite materials

Water Treatment Chemicals

•                  #2 in Pool and Spa in U. S.

Business Overview – Specialty Compounds and Electronics

Specialty Compounds

•                  Products include high-value specialty thermoplastic compounds for niche markets (i.e. AlphaGary)

•                  Primarily used to manufacture high end data and video communication wire and cable and medical devices

•                  #1 in high-end cable markets

•                  Key growth drivers:

•                  Cat 6 cable

•                  Increased fire retardancy standards in Europe

•                  Insulated wire and cable market growth

Electronics

•                  Products include ultra high purity (UPC), printed wiring board (PWB) and photomask chemicals

•                  Services include repair/replacement of photomask protective covers (pellicles) and ability to refurbish used silicon test wafers and return for reuse in test/process monitoring applications

•                  Leading player in selected markets:

•                  A leading producer in Europe of high purity chemicals for semiconductor manufacturers

•                  Top three position in North America in PWB and in electronic photomasks in Europe and North America

•                  A leader in wafer reclaim services in Europe and U.S.

•                  Key growth drivers:

•                  Recovery of semi-conductor production

•                  Growth of semiconductor production, specifically in Singapore, Taiwan, China and Northern Europe

Business Overview – Specialty Chemicals (“Chemetall”)

Fine Chemicals – Lithium

•                  #1 manufacturer globally

•                  Two significant competitors, FMC and SQM

•                  Long-term mining contract with Government of Chile provides cost competitive raw materials

•                  Life Sciences business manufactures products such as special reagents for drug intermediates and flavor and fragrances industry

•                  Base Chemicals business includes basic lithium compounds such as carbonate, nitrate, bromide and chloride

•                  Elastomers business includes high-technology butyllithium compounds used as polymerization initiators for synthetic rubber and thermoplastic elastomers

•                  Electronics business provides products primarily for the disposable and rechargeable battery industries

Surface Treatment

•                  #2 market position globally, after Henkel

•                  Strong technology platform

•                  Approximately 5,000 products

•                  Driven by industrial production growth and recovery in automotive / aerospace cycles

•                  Growth opportunities in new organic coatings for automotive and aerospace sealants

Fine Chemicals – Specialty Chemicals

•                  Leading global position

•                  Strong sales growth driven by the shift towards synthetic sulphides in brake pads (sole supplier)

•                  More than 700 customers globally

Business Overview – Pigments (“Sachtleben”)

Titanium Dioxide

•                  Leading producer of anatase TiO2 for the synthetic fiber manufacturers

•                  Global leader in fiber anatase niche

•                  Strong competitive advantage driven by technology, long term contracts and extensive test runs

•                  Sells excess TiO2 capacity into niche segments of the commodity rutile market

•                  Well positioned in the high growth, high margin TiO2 specialties market (nano-particles) for niche applications

Functional Additives

•                  Global market leader

•                  Supplies zinc and barium-based white pigments and additives primarily to the plastics, coating and pharma industries worldwide

Water Chemistry

•                  Sells poly-aluminum chloride (PAC) based flocculant products into the paper and water treatment industries

Business Overview – Advanced Ceramics (“CeramTec”) and Custom Synthesis

Advanced Ceramics

•                  Leader in the European region with a growing U.S. presence

•                  Only player with FDA approval in U.S. and leading position worldwide in the fast growing market for ceramic-on-ceramic materials used in hip-joint prosthesis

•                  Europe’s #1 producer of ceramic cutting tools

•                  Strong European position in Electronics with expected benefit from the cycle recovery

•                  Medical business supplies materials used in hip, knee and other human body parts repair and replacements

•                  Electronic business manufactures substrates, electrical resistor cores and ceramic tapes

•                  Automotive business supplies products such as components for engines, pumps and anti-lock braking systems

•                  Industry business manufactures materials for diverse applications such as cutting tools, machinery components, sanitary fittings and metal castings

Custom Synthesis

•                  Custom synthesis of intermediate fine chemicals and active ingredients for pharmaceutical and ag-chemical compounds

•                  Attractive long term exposure to growing pharmaceutical market

•                  Competitive advantage driven by high barriers to entry in key technologies

•                  Market leader in specialized hazardous chemistry

•                  Finorga benefits from long-standing relationship with its two largest customers

The Way Forward

Basic Operating Philosophy

•                  Small, focused corporate center

•                  Total elimination of bureaucracy

•                  Minimum layers of management

•                  Self-sufficient, highly focused and accountable business units

Our Execution Plan

•                  Culture Change

•                  Customer Focused Organization

•                  Financial Discipline

•                  Productivity

•                  Managing Price

•                  Promoting Growth

•                  Getting Involved

6/30/04 YTD Results at Original Rockwood Businesses

•                  Revenues up $101 million or 26% year over year

•                  Adjusted EBITDA up $29 million or 41% year over year

•                  LTM 6/30/04 Adjusted EBITDA of $178 million vs. $150 million in 2003

Creating Value

Action Plan

1.              Lead a change in culture – “Energized, committed and accountable”

Future Impact

Specific Actions

•                  Reduce corporate infrastructure

•                  Make business units self-sufficient and fully accountable – eliminate SBA structures

•                  Drive culture of Customers, Cash, and Commitment throughout

•                  Implement detailed metrics across businesses and accountability for results

Expected Results

•                  Significant SG&A savings including corporate costs and business unit operating expenses

Action Plan

1.               Lead a change in culture – “Energized, committed and accountable”

2.              Instill financial discipline – “Total focus on cash generation”

Future Impact

Specific Actions

•                  Aggressively manage working capital across businesses

•                  Critically review capital expenditure approval process and programs

Expected Results

•                  Reduction of working capital as a percentage of sales

•                  Material reduction in Capex across businesses

Action Plan

1.               Lead a change in culture – “Energized, committed and accountable”

2.               Instill financial discipline – “Total focus on cash generation”

3.              Being ambitious about productivity – “Expect continuous improvement”

Future Impact

Specific Actions

•                  Change productivity metrics

•                  Set aggressive targets

•                  Specific headcount reductions

•                  5% annual improvement

•                  Pursue specifically identified opportunities

•                  Ceramics and Surface Treatment plant rationalizations

•                  Better balancing across Custom Synthesis plants

Action Plan

1.               Lead a change in culture – “Energized, committed and accountable”

2.               Instill financial discipline – “Total focus on cash generation”

3.               Being ambitious about productivity – “Expect continuous improvement”

4.              Managing price – “Being courageous”

Future Impact

Specific Actions

•                  Establish effective pricing metrics across business

•                  Make pricing a rigorously discussed topic

•                  Put pricing bonus program in place

Expected Results

•                  We expect the effort will help firm up pricing across the businesses

Action Plan

1.               Lead a change in culture – “Energized, committed and accountable”

2.               Instill financial discipline – “Total focus on cash generation”

3.               Being ambitious about productivity – “Expect continuous improvement”

4.               Managing price – “Being courageous”

5.              Promoting Growth

Future Impact

Specific Actions

•                  Increase funding for product development

•                  Increase sales force opportunities

•                  Piezo electric

•                  Lithium in pharmaceuticals

•                  Nano composites

•                  Welding primer

•                  Cat 6 Cable

Action Plan

1.               Lead a change in culture – “Energized, committed and accountable”

2.               Instill financial discipline – “Total focus on cash generation”

3.               Being ambitious about productivity – “Expect continuous improvement”

4.               Managing price – “Being courageous”

5.               Promoting Growth

6.              Getting involved and differentially managing our business

Future Impact

Specific Actions

•                  Total commitment – 24/7

•                  Directly involved on managing and developing important customer relations

•                  Direct involvement in addressing specific problems

We Have A Great Company …

•                  Well diversified portfolio of world-class specialty chemicals and advanced materials businesses with strong margins and stable cash flow generation

•                  Leading market positions and strong niche businesses protected by significant barriers to entry

•                  Significant scale, geographic and end-market diversity

•                  Limited exposure to raw materials and energy prices

•                  Diversified customer base

•                  Stable performance through the economic cycle

•                  Opportunity for organic growth and bolt-on acquisitions